

Regency Energy Partners
First-Quarter 2012 Earnings Release
May 9, 2012





Forward Looking Statements

Certain matters discussed in this report include “forward-looking” statements. Forward-looking statements are identified as any statement that does not relate strictly to historical or current facts. Statements using words such as “anticipate,” “believe,” “intend,” “project,” “plan,” “expect,” “continue,” “estimate,” “goal,” “forecast,” “may” or similar expressions help identify forward-looking statements. Although we believe our forward-looking statements are based on reasonable assumptions and current expectations and projections about future events, we cannot give assurances that such expectations will prove to be correct. Forward-looking statements are subject to a variety of risks, uncertainties and assumptions. Additional risks include, volatility in the price of oil, natural gas, and natural gas liquids, declines in the credit markets and the availability of credit for the Partnership as well as for producers connected to the Partnership’s system and its customers, the level of creditworthiness of, and performance by the Partnership’s counterparties and customers, the Partnership's ability to access capital to fund organic growth projects and acquisitions, and the Partnership’s ability to obtain debt and equity financing on satisfactory terms, the Partnership's use of derivative financial instruments to hedge commodity and interest rate risks, the amount of collateral required to be posted from time-to-time in the Partnership's transactions, changes in commodity prices, interest rates, and demand for the Partnership's services, changes in laws and regulations impacting the midstream sector of the natural gas industry, weather and other natural phenomena, industry changes including the impact of consolidations and changes in competition, the Partnership's ability to obtain required approvals for construction or modernization of the Partnership's facilities and the timing of production from such facilities, and the effect of accounting pronouncements issued periodically by accounting standard setting boards. Therefore, actual results and outcomes may differ materially from those expressed in such forward-looking information.

In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than the Partnership has described. The Partnership undertakes no obligation to update publicly or to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

First-Quarter Performance

- Comparing the first quarter of 2012 to the first quarter of 2011, adjusted EBITDA increased approximately 46%

Adjusted EBITDA[1]



$ in millions
$140
$120
$100
$80
$60
$40
$20
$0
$62
$74
$90
$102
$92
$103
$112
$115
$134
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012

1 Adjusted EBITDA varies from previously disclosed amounts as a result of the inclusion of non-cash unit based compensation as a reconciling item to adjusted EBITDA; includes only Regency's proportionate share of Joint Venture adjusted EBITDA

Gathering and Processing Segment

- Volumes increased approximately 38% from the first quarter of 2011 to the first quarter of 2012, primarily driven by growth in the Eagle Ford Shale, Permian-Delaware Basin and north Louisiana
- NGL gross production increased approximately 34% from the first quarter of 2011 to the first quarter of 2012



Gathering and Processing Throughput and Adjusted Segment Margin[1]
MMBtu/d (000's)
1,500
1,400
1,300
1,200
1,100
1,000
900
800
700
600
500
$ in millions
$80
$75
$70
$65
$60
$55
$50
$45
$40
$35
1,005
$55
1,002
$55
951
$57
1,030
$60
1,006
$52
1,063
$53
1,293
$65
1,350
$64
1,387
$70
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Gathering & Processing Throughput
Gathering & Processing Adjusted Segment Margin

1. Amounts differ from previously disclosed amounts due to discontinued operations for the disposition of east Texas assets

Joint Ventures Segment

- Adjusted EBITDA for the Joint Ventures segment increased by $13 million from the first quarter of 2011 to the first quarter of 2012, primarily due to the acquisition of the Lone Star Joint Venture[1]



Joint Ventures Segment Adjusted EBITDA[2]
$ in millions
$70
$60
$50
$40
$30
$20
$10
$0
$11
$25
$43
$44
$44
$55
$56
$58
$57
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Haynesville JV
MEP JV[3]
Lone Star JV

1 The Lone Star Joint Venture was acquired on May 2, 2011
2 Includes Regency's proportionate ownership share of adjusted EBITDA
3 Regency increased its ownership interest in MEP by 0.01% to 50% during the third quarter of 2011

Contract Compression Segment

- Focus has been on resource optimization for producers as they shift drilling programs from dry-gas to wet-gas plays



Contract Compression Revenue Generating Horsepower[1]
Revenue Generating Horsepower (in thousands)
Segment Margin ($ in millions)
900
800
700
600
500
400
300
200
100
-
$60
$55
$50
$45
$40
$35
$30
$25
$20
$15
$10
714
727
754
767
762
758
769
777
761
$32
$32
$33
$35
$35
$34
$35
$35
$35
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Revenue Generating Horsepower
Segment Margin[2]

1 Excludes horsepower that is owned by third parties and is operated by the Contract Compression segment

2 Segment margin does not include margin from horsepower owned and operated on behalf of our Gathering and Processing segment, as well as horsepower owned by our Gathering and Processing segment, which is eliminated upon consolidation. Amounts were $5 million, $6 million, $6 million, $6 million, $7 million, $3 million, $3 million, $4 million and $4 million for periods presented, respectively from Q1 2010 to Q1 2012

Contract Treating Segment

- Transitioning strategy to place more emphasis on liquids-rich regions

Contract Treating Financial Performance



Revenue Generating GPM
Segment Margin ($ in millions)
3,600
3,400
3,200
3,000
2,800
2,600
2,400
2,200
2,000
$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
3,093
3,431
3,268
3,368
3,468
3,465
3,370
$3
$9
$7
$8
$7
$8
$8
Q3 2010[1]
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Revenue Generating GPM
Segment Margin

1 Regency acquired the Contract Treating segment in September 2010

Maintain Stable Cash Flows: Business Mix

- Continue to focus on maintaining over 80% fee-based margins

Adjusted Total Segment Margin



FY 2009
27%
2%
71%
FY 2010
21%
3%
76%
FY 2011
11%
6%
83%
FY 2012E
12%
6%
82%
Fee-based
Hedged Commodity
Un-hedged Commodity

Maintain Stable Cash Flows: DCF Sensitivities

DCF Sensitivity to Commodity Price Changes - 2012[1]

Change in Natural Gas Price ($/MMbtu) \ Change in WTI Price ($/Bbl)	Decrease $10.00	Flat	Increase $10.00
Decrease $1.00	$ (6.8)M	$ (4.0)M	$ 1.2M
Flat	$ (2.8)M	$ 0	$2.8M
Increase $1.00	$ (1.2)M	$4.0M	$ 6.8M

- Regency has length in natural gas due to a concerted effort to minimize "keep-whole" exposure
- A $10.00 per Bbl movement in crude pricing along with the same percentage change in NGL pricing would result in a $4.0 million change in Regency's forecasted 2012 DCF
- A $1.00 per MMbtu movement in natural gas pricing would result in a $2.8 million change in Regency's forecasted 2012 DCF
- $0.05/lb change in the price of olefins (ethylene & propylene) would result in a $1.4 million change in Regency's forecasted 2012 DCF

1 Sensitivities are for the balance of 2012

Liquidity Position

Capitalization		
($ in millions)	**12/31/2011**	**3/31/2012**
Cash	$1	$66
Long-Term Debt		
Revolving Credit Facility	$332	$250
Senior Notes Due 2016[1]	255	255
Senior Notes Due 2018	600	600
Senior Notes Due 2021	500	500
Total Long-Term Debt	**$1,687**	**$1,605**
Series A Convertible Redeemable Preferred Units	$71	$72
Partners' Capital[2]	$3,498	$3,750
Noncontrolling Interest	33	38
Total Capitalization	**$5,289**	**$5,465**

Approximately $650 million of availability under revolving credit facility

1 Regency will complete a redemption of 35% of its outstanding senior notes due 2016 on May 9, 2012
2 Includes common units, general partner interest and accumulated other comprehensive loss

Q&A



Appendix



Maintain Stable Cash Flows: Comprehensive Hedging Program

- Utilize a comprehensive hedging program to mitigate exposure
- Regency utilizes product-specific hedges for all commodities


NGL Equity Production vs. Hedged
Bbl/d
5,000
4,000
3,000
2,000
1,000
-
95%
75%
68%
71%
20%
8%
4%
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Equity Production
Hedge Volume


Condensate Equity Production vs. Hedged
Bbl/d
2,000
1,500
1,000
500
-
39%
40%
38%
38%
26%
26%
26%
26%
13%
13%
13%
13%
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Equity Production
Hedge Volume


Natural Gas Production vs. Hedged
MMBtu/d
25,000
20,000
15,000
10,000
5,000
-
27%
25%
32%
33%
16%
16%
16%
17%
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Equity Production
Hedge Volume

- For 2012, approximately 18% of Regency's segment margin is currently subject to commodity exposure, of which approximately 12% is hedged

Maintain Stable Cash Flows: Comprehensive Hedging Program

REGENCY ENERGY PARTNERS

Executed Hedges by Product

	2012		2013		2014	
	Bbls/d	Price ($/gal)	Bbls/d	Price ($/gal)	Bbls/d	Price ($/gal)
Ethane Swaps	762	$0.47	-	-	-	-
Ethane Puts[1]	302	$0.67			-	-
Propane	803	$1.14	67	$1.31	-	-
Iso Butane	-	-	-	-	-	-
Normal Butane	483	$1.54	226	$1.83	-	-
Natural Gasoline	245	$2.01	20	$2.27	-	-
	Bbls/d	Price ($/Bbl)	Bbls/d	Price ($/Bbl)	Bbls/d	Price ($/Bbl)
WTI	638	$92.47	419	$100.78	201	$98.17
	MMbtu/d	Price ($/MMbtu)	MMbtu/d	Price ($/MMbtu)	MMbtu/d	Price ($/MMbtu)
Natural Gas	6,000	$5.03	3,000	$3.75	-	-

Note: WTI prices in $/bbl; WTI Natural Gas prices in $/MMbtu; all other prices in $/gallon
[1]Approximately 9.25¢/gallon and 9.875¢/gallon were spent respectively for Q3 2012 and Q4 2012 in Ethane Put Option premiums

Non-GAAP Reconciliation

REGENCY ENERGY PARTNERS

	Three Months Ended				
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
	($ in thousands)				
Net income	$ 28,900	$ 13,628	$ 30,849	$ 14,837	$ 14,305
Add (deduct):					
Interest expense, net	29,557	28,926	28,852	24,689	20,007
Depreciation and amortization	51,506	45,989	41,956	40,503	40,236
Income tax expense (benefit)	51	484	(89)	102	(32)
EBITDA (1)	**$ 110,014**	**$ 89,027**	**$ 101,568**	**$ 80,131**	**$ 74,516**
Add (deduct):					
Non-cash (gain) loss from commodity and embedded derivatives	(2,115)	2,230	(15,056)	(803)	(4,290)
Unit-based compensation expenses	1,289	923	891	875	921
Loss (gain) on asset sales, net	36	(2,422)	(131)	153	28
Income from unconsolidated affiliates	(31,958)	(32,619)	(30,946)	(32,167)	(23,808)
Partnership's ownership interest in unconsolidated affiliates' adjusted EBITDA (2)(3)(4)	57,218	57,572	56,128	55,413	44,459
Other expense, net	(434)	189	(178)	(146)	(89)
Adjusted EBITDA	**$ 134,050**	**$ 114,900**	**$ 112,276**	**$ 103,456**	**$ 91,737**

(1) Earnings before interest, taxes, depreciation and amortization.

(2) 100% of Haynesville Joint Venture's Adjusted EBITDA is calculated as follows:	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Net income Haynesville Joint Venture	$ 22,622	$ 24,483	$ 24,282	$ 30,265	$ 30,156
Add (deduct):					
Depreciation and amortization	9,094	9,084	9,100	8,664	8,082
Interest expense, net	480	463	395	251	136
Other expense, net	-	-	5	-	11
Haynesville Joint Venture's Adjusted EBITDA	**$ 32,196**	**$ 34,030**	**$ 33,782**	**$ 39,180**	**$ 38,385**

(3) 100% of MEP Joint Venture's Adjusted EBITDA is calculated as follows:	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Net income MEP Joint Venture	$ 21,494	$ 22,655	$ 2,198	$ 20,276	$ 20,410
Add:					
Depreciation and amortization	17,364	17,362	17,401	17,398	17,377
Other expense	12,894	12,892	12,855	12,913	12,855
MEP Joint Venture's Adjusted EBITDA	**$ 51,752**	**$ 52,909**	**$ 32,454**	**$ 50,587**	**$ 50,642**

(4) 100% of Lone Star Joint Venture's Adjusted EBITDA is calculated as follows:	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Net income Lone Star Joint Venture	$ 37,881	$ 35,049	$ 30,952	$ 27,958	N/A
Add (deduct):					
Depreciation and amortization	12,270	12,205	12,904	7,139	N/A
Other (income) expense, net	673	(237)	(16)	185	N/A
Lone Star Joint Venture's Adjusted EBITDA	**$ 50,824**	**$ 47,017**	**$ 43,840**	**$ 36,282**	**N/A**

N/A - We acquired a 30% interest in Lone Star Joint Venture in May 2011.

Non-GAAP Reconciliation

	Three Months Ended			
	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
Net (loss) income	$ (8,923)	$ 7,846	$ (9,391)	$ (450)
Add (deduct):				
Interest expense, net	19,791	20,393	22,223	20,564
Depreciation and amortization	33,217	32,429	29,604	27,475
Income tax (benefit) expense	(143)	450	328	321
EBITDA (1)	**$ 43,942**	**$ 61,118**	**$ 42,764**	**$ 47,910**
Add (deduct):				
Non-cash loss from commodity and embedded derivatives	18,922	6,646	9,854	7,191
Unit-based compensation expenses	1,386	303	10,441	1,597
Loss on asset sales, net	78	200	29	284
Income from unconsolidated affiliates	(23,618)	(21,754)	(16,080)	(7,913)
Partnership's ownership interest in unconsolidated affiliates' adjusted EBITDA (2)(3)	44,469	42,795	24,757	10,675
loss on debt refinancing, net	15,748	-	-	1,780
Other expense, net	831	346	2,165	90
Adjusted EBITDA	**$ 101,758**	**$ 89,654**	**$ 73,930**	**$ 61,614**

(1) Earnings before interest, taxes, depreciation and amortization.

(2) 100% of Haynesville Joint Venture's Adjusted EBITDA is calculated as follows:

	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
Net income Haynesville Joint Venture	$ 32,097	$ 30,366	$ 25,871	$ 18,403
Add (deduct):				
Depreciation and amortization	8,474	8,902	8,100	6,321
Interest expense	171	154	99	102
Loss (gain) on insurance settlement	7	(249)	-	-
(Gain) loss on sale of asset, net	(1)	106	-	-
Other expense, net	9	(6)	11	-
Haynesville Joint Venture's Adjusted EBITDA	$ 40,757	$ 39,273	$ 34,081	$ 24,826

(3) 100% of MEP Joint Venture's Adjusted EBITDA is calculated as follows:

	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
Net income MEP Joint Venture	$ 18,110	$ 16,351	$ 8,068	N/A
Add:				
Depreciation and amortization	17,402	17,319	5,383	N/A
Other expense	12,774	12,749	3,431	N/A
MEP Joint Venture's Adjusted EBITDA	$ 48,286	$ 46,419	$ 16,882	N/A

N/A - We acquired a 49.9% interest in MEP Joint Venture in May 2010.

Non-GAAP Reconciliation

	Three Months Ended				
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
			($ in thousands)		
Net income	$ 28,900	$ 13,628	$ 30,849	$ 14,837	$ 14,305
Add (Deduct):					
Operation and maintenance	40,981	42,025	37,950	33,996	33,672
General and administrative	15,695	13,510	17,350	17,551	18,997
loss (gain) on asset sales, net	36	(2,422)	(131)	153	28
Depreciation and amortization	51,506	45,989	41,956	40,503	40,236
Income from unconsolidated affiliates	(31,958)	(32,619)	(30,946)	(32,167)	(23,808)
Interest expense, net	29,557	28,926	28,852	24,689	20,007
Other income and deductions, net	(16,522)	2,796	(15,050)	(2,641)	(2,414)
Income tax expense (benefit)	51	484	(89)	102	(32)
Total Segment Margin	**118,246**	**112,317**	**110,741**	**97,023**	**100,991**
Non-cash (gain) loss from commodity derivatives	(1,619)	(551)	174	2,147	(1,715)
Adjusted Total Segment Margin	**116,627**	**111,766**	**110,915**	**99,170**	**99,276**
Gathering and Processing Segment Margin	**71,335**	**64,452**	**64,716**	**50,495**	**53,800**
Non-cash (gain) loss from commodity derivatives	(1,619)	(551)	174	2,147	(1,715)
Adjusted Gathering and Processing Segment Margin	**69,716**	**63,901**	**64,890**	**52,642**	**52,085**
Contract Compression Segment Margin	**38,986**	**39,203**	**37,957**	**36,973**	**41,440**
Contract Treating Segment Margin	**7,883**	**7,862**	**6,642**	**7,701**	**7,251**
Corporate & Others Segment Margin	**4,648**	**4,702**	**4,767**	**4,762**	**5,053**
Inter-segment Elimination	**(4,606)**	**(3,902)**	**(3,341)**	**(2,908)**	**(6,553)**
Adjusted Total Segment Margin	**$ 116,627**	**$ 111,766**	**$ 110,915**	**$ 99,170**	**$ 99,276**

Non-GAAP Reconciliation

	Three Months Ended			
	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
	($ in thousands)			
Net (loss) income	$ (8,923)	$ 7,846	$ (9,391)	$ (450)
Add (Deduct):				
Operation and maintenance	33,100	34,306	29,717	28,527
General and administrative	18,563	18,072	28,913	15,403
loss on asset sales, net	3	200	29	284
Depreciation and amortization	33,217	32,205	27,434	24,895
Income from unconsolidated affiliates	(23,618)	(21,754)	(16,080)	(7,913)
Interest expense, net	19,791	20,379	22,140	20,482
Loss on debt refinancing, net	15,748	-	-	1,780
Other income and deductions, net	12,232	(7,524)	4,145	3,273
Income tax (benefit) expense	(143)	450	328	321
Discontinued operations	1,654	(324)	(671)	912
Total Segment Margin	**101,624**	**83,856**	**86,564**	**87,514**
Non-cash loss from commodity derivatives	6,816	13,967	5,594	3,806
Adjusted Total Segment Margin	**108,440**	**97,823**	**92,158**	**91,320**
Gathering and Processing Segment Margin	**52,915**	**42,723**	**49,568**	**50,802**
Non-cash loss from commodity derivatives	6,816	13,967	5,594	3,806
Adjusted Gathering and Processing Segment Margin	**59,731**	**56,690**	**55,162**	**54,608**
Contract Compression Segment Margin	**40,855**	**38,510**	**37,814**	**37,030**
Contract Treating Segment Margin	**8,725**	**2,729**	**-**	**-**
Corporate & Others Segment Margin	**5,341**	**5,763**	**4,974**	**5,014**
Inter-segment Elimination	**(6,212)**	**(5,869)**	**(5,792)**	**(5,332)**
Adjusted Total Segment Margin	**$ 108,440**	**$ 97,823**	**$ 92,158**	**$ 91,320**

Non-GAAP Reconciliation

	Three Months Ended March 31, 2012	2011
	($ in thousands)	
Net cash flows provided by operating activities	$ 56,067	$ 57,366
Add (deduct):		
Depreciation and amortization, including debt issuance cost, bond premium and excess fair value of unconsolidated affiliates amortization	(54,491)	(43,111)
Income from unconsolidated affiliates	33,420	25,270
Derivative valuation change	2,588	4,686
Loss on asset sales, net	(36)	(28)
Unit-based compensation expenses	(1,289)	(921)
Cash flow changes in current assets and liabilities:		
Trade accounts receivables, accrued revenues, and related party receivables	(7,348)	(7,300)
Other current assets	723	2,096
Trade accounts payable, accrued cost of gas and liquids, related party payables and deferred revenues	33,546	12,145
Other current liabilities	(5,384)	(10,613)
Distributions received from unconsolidated affiliates	(29,012)	(25,270)
Other assets and liabilities	116	(15)
Net Income	**$ 28,900**	**$ 14,305**
Add:		
Interest expense, net	29,557	20,007
Depreciation and amortization	51,506	40,236
Income tax expense (benefit)	51	(32)
EBITDA	**$ 110,014**	**$ 74,516**
Add (deduct):		
Non-cash gain from commodity and embedded derivatives	(2,115)	(4,290)
Unit-based compensation expenses	1,289	921
Loss on asset sales, net	36	28
Income from unconsolidated affiliates	(31,958)	(23,808)
Partnership's interest in unconsolidated affiliates' adjusted EBITDA	57,218	44,459
Other income, net	(434)	(89)
Adjusted EBITDA	**$ 134,050**	**$ 91,737**
Add (deduct):		
Interest expense, excluding capitalized interest	(35,232)	(19,446)
Maintenance capital expenditures	(7,181)	(3,433)
Distribution to Series A Preferred Units	(1,945)	(1,945)
Other adjustments	13,348	(7,962)
Cash available for distribution	**$ 103,040**	**$ 58,951**